                                                                      EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 6, 1997, included in and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-64838, No. 33-74246, No. 33-94120 and No. 333-2580 and
its previously filed Form S-3 Registration Statement File No. 33-96186.





Washington, D. C.,
March 14, 1997.